                                                                                                       EXHIBIT 23.1

                             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  incorporation  by reference in this  Amendment  No. 2 to Form S-1  (Registration  Statement  No.
333-137198)  of our report dated  January 25, 2006  (Except for Note R,  as to which the date is February 22, 2006)
appearing  in the Annual  Report on Form 10-KSB of The First  Bancshares,  Inc.,  for the year ended  December  31,
2005.  We also consent to the reference to us under the heading "Experts" in the Form S-1 Registration Statement.

/s/ T. E. LOTT & COMPANY

Columbus, Mississippi
October 4, 2006